Exhibit 10.11

PLEDGE AGREEMENT

dated as of July 12, 2023

between

RIO GRANDE LNG HOLDINGS, LLC,
as the Pledgor,

and

MIZUHO BANK (USA),
as the P1 Collateral Agent

i

ii

EXHIBITS AND SCHEDULES

Exhibit A - Irrevocable Proxy
Exhibit B - Transfer Document
Schedule I - Security Filings
Schedule II - Description of Pledged Equity Interests
Schedule III - Address for Notices
Schedule 4.1 - Pledgor’s Prior Locations and Legal Names

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of July 12, 2023 (this “Agreement”), is entered into by and between RIO GRANDE LNG HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware (the “Pledgor”), and MIZUHO BANK (USA), in its capacity as collateral agent (the “P1 Collateral Agent”) for the Senior Secured Parties.

RECITALS

WHEREAS, RIO GRANDE LNG, LLC, a limited liability company organized under the laws of the State of Texas (the “Company”), intends to design, engineer, develop, procure, construct, install, own, operate, and maintain the Project;

WHEREAS, the Company has entered into a Collateral and Intercreditor Agreement, dated as of the date hereof (the “Collateral and Intercreditor Agreement”), among the Company, the P1 Collateral Agent, MUFG Bank, Ltd., as the P1 Intercreditor Agent, and each of the Senior Secured Creditor Representatives from time to time party thereto pursuant to which, among other things, the P1 Collateral Agent will hold (for and on behalf of the Senior Secured Parties) the Liens on, and apply the proceeds of, the Collateral;

WHEREAS, the Pledgor is the sole member and owns 100% of the Equity Interests of the Company; and

WHEREAS, it is a requirement of the Collateral and Intercreditor Agreement that the Pledgor enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

    DEFINITIONS

Section 1.1    Defined Terms

. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

“Agreement” has the meaning set forth in the preamble.

“Collateral” has the meaning set forth in Section 2.1.

“Collateral and Intercreditor Agreement” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Contest” means, with respect to any Person, with respect to any Taxes or any Lien imposed on Property of such Person (or the related underlying claim for labor, material, supplies or services) by any Government Authority for Taxes (a “Subject Claim”), a contest of the amount, validity or application, in whole or in part, of such Subject Claim pursued in good faith and by appropriate legal, administrative or other proceedings diligently conducted so long as appropriate reserves have been established with respect to any such Subject Claim.

“Excluded Swap Obligation” means any Swap Obligation if, and to the extent that, all or a portion of the grant by a Person of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Person’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Material Adverse Effect” means a material adverse effect on (a) the financial condition and results of operations of the Company, (b) the ability of the Company or any RG Facility Entity, to perform its material obligations under any Material Project Document then in effect and to which it is a party, (c) the ability of the Company to perform its material obligations under the P1 Financing Documents then in effect and to which it is a party, (d) the Company’s ability to pay its Senior Secured Obligations when due, and (e) the security interests of the Senior Secured Parties, taken as a whole.

“Organic Document” means, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts, and similar arrangements applicable to any of its authorized shares of capital stock, with respect to any Person that is a limited liability company, its certificate of formation or articles of organization and its limited liability company agreement, and, with respect to any Person that is a partnership or limited partnership, its certificate of partnership and its partnership agreement.

“P1 Collateral Agent” has the meaning set forth in the preamble.

“Permitted Equity Liens” means (a) Permitted Priority Liens, (b) Liens for taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings in relation to which appropriate reserves are maintained and liens for customs duties that have been deferred in accordance with the laws of any applicable jurisdiction, (c) Liens in favor, or for the benefit, of the Senior Secured Parties created pursuant to the P1 Collateral Documents and Liens in favor, or for the benefit, of the Common Collateral Agent created pursuant to the Common Accounts Agreement, and (d) restrictions on transfer under any Government Rules relating to securities.

“Pledged Equity Interests” has the meaning set forth in Section 2.1(a)(i).

“Pledgor” has the meaning set forth in the preamble.

“Swap Obligation” means any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or the regulations thereunder.

“Trigger Event Period” means any period during which there is an Event of Default that has occurred and is continuing and the P1 Collateral Agent is exercising remedies at the direction of the P1 Intercreditor Agent pursuant to Section 7.4 (Exercise of Remedies) of the Collateral and Intercreditor Agreement.

Section 1.2    Collateral and Intercreditor Agreement and UCC Definitions

. Unless otherwise defined herein or unless the context otherwise requires, all capitalized terms used in this Agreement, including its preamble and recitals, shall have the meanings provided in the Collateral and Intercreditor Agreement or, if not defined in the Collateral and Intercreditor Agreement, in the Common Terms Agreement. To the extent not defined herein or in the Collateral and Intercreditor Agreement or the Common Terms Agreement, other terms defined in Article 8 or Article 9 of the UCC shall have the same meaning when used herein.

Section 1.3    Rules of Interpretation

. Unless the context otherwise requires, and except as otherwise provided in this Agreement, the principles of interpretation and construction set forth in Section 1.2 (Principles of Interpretation) of the Collateral and Intercreditor Agreement shall apply to this Agreement, mutatis mutandis.

Article II

    PLEDGE AND GRANT OF SECURITY INTEREST

Section 2.1    Granting Clause

.

(a)

To secure the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Senior Secured Obligations, the Pledgor hereby assigns, grants, and pledges to the P1 Collateral Agent, for the benefit of the Senior Secured Parties, a continuing security interest and Lien in all the right, title, and interest of the Pledgor, now owned or at any time hereafter existing or acquired by the Pledgor under any and all of the following (other than as expressly excluded pursuant to the proviso to this Section 2.1, the “Collateral”):

(i)

any and all of the Pledgor’s right(s), title(s), and interest(s), whether now owned or hereafter existing or acquired, in the Company, and all of the Equity Interests of the Company related thereto, whether or not evidenced or represented by any certificated security or other instrument, (the “Pledged Equity Interests”), including the membership interests described on Schedule II hereto and the Pledgor’s share of:

(A)

all rights to receive income, gain, profit, dividends, and other distributions allocated or distributed to the Pledgor in respect of or in exchange for all or any portion of the Pledged Equity Interests;

(B)	all of the Pledgor’s capital or ownership interest or other Equity Interest, including capital accounts, in the Company;

(C)	all of the Pledgor’s voting rights in or rights to control or direct the affairs of the Company;

(D)	all other rights, title, and interest, if any, in or to the Company derived from the Pledged Equity Interests; and

(E)

all distributions, non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such rights and interests; and

(ii)	all proceeds (including proceeds of the foregoing Collateral, whether cash or non-cash);

provided, that the “Collateral” shall not include any payments or cash or other property distributed to the Pledgor in accordance with the Common Terms Agreement and the other applicable Senior Secured Credit Documents.

(b)

The Pledgor agrees that this Agreement, the security interest granted pursuant to this Agreement and all rights, remedies, powers, and privileges provided to the P1 Collateral Agent under this Agreement are in addition to, and not in any way affected or limited by, any other security now or at any time held by the P1 Collateral Agent to secure payment and performance of the Senior Secured Obligations.

Section 2.2    Retention of Certain Rights

. Other than during a Trigger Event Period, or unless the P1 Collateral Agent shall have given notice to the Pledgor that the P1 Collateral Agent has received a Remedies Initiation Notice, the Pledgor shall be permitted to exercise all voting and other rights, title, interest, and powers of ownership with respect to the Pledged Equity Interests (except as otherwise limited by the Senior Secured Credit Documents) and, to the extent permitted under the Senior Secured Credit Documents, to receive all income, gains, profits, dividends, and other distributions from the Collateral whether non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property, or other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such rights and interests.

Section 2.3    Obligations Unconditional

. The obligations of the Pledgor in this Agreement shall be continuing, irrevocable, primary, absolute, and unconditional irrespective of the value, genuineness, validity, regularity, or enforceability of any Senior Secured Credit Document, or any other agreement or instrument referred to therein, or any substitution, release, or exchange of any guarantee of or security for any of the Senior Secured Obligations and, to the fullest extent permitted by Government Rules, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than the occurrence of the Discharge Date, it being the intent of this Section 2.3 that the obligations of the Pledgor hereunder shall be absolute and unconditional under any and all other circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Pledgor hereunder, which shall remain absolute and unconditional as described above without regard to and not be released, discharged, or in any way affected (whether in full or in part) by:

(a)

at any time or from time to time, without notice to the Pledgor, the time for any performance of or compliance with any of the Senior Secured Obligations is extended, or such performance or compliance is waived;

(b)	any invalidity, irregularity, or unenforceability of all or any part of the Senior Secured Obligations, any Senior Secured Credit Document, or any other agreement or instrument relating thereto;

(c)

any renewal, extension, amendment, or modification of, or supplement to, or deletion from, or departure from, or waiver of, any Senior Secured Credit Document or terms thereof, or any other agreement or instrument relating thereto, or any assignment or transfer of any thereof;

(d)

any Senior Secured Credit Document is amended or modified, or any change in the manner or place of payment of, or in any other term of, all or any of the Senior Secured Obligations, or any other amendment or waiver of, or any consent to any departure from, any indulgence or other action or inaction under or in respect of, any Senior Secured Credit Document, any of the Collateral, or any other agreement or instrument relating thereto, or any exercise or non-exercise of any right, remedy, power, or privilege under or in respect of any of the Senior Secured Obligations, this Agreement, any other Senior Secured Credit Document, or any other agreement or instrument relating hereto or thereto;

(e)

the maturity of any of the Senior Secured Obligations is accelerated, or any of the Senior Secured Obligations is modified, supplemented, and/or amended in any respect, or any right under any Senior Secured Credit Document or any other agreement or instrument referred to therein is waived or any guarantee of any of the Senior Secured Obligations or any security therefor is released or exchanged in whole or in part or otherwise dealt with;

(f)	any Lien granted to, or in favor of, the P1 Collateral Agent as security for any of the Senior Secured Obligations fails to be perfected;

(g)

the furnishing of additional security for the Senior Secured Obligations or any part thereof to the P1 Collateral Agent or any Senior Secured Party or any acceptance thereof by the P1 Collateral Agent, or any substitution, sale, exchange, release, surrender, or realization of or upon any such security by the P1 Collateral Agent or any Senior Secured Party, or the failure to create, preserve, validate, perfect, or protect any Lien granted to, or purported to be granted to, or in favor of, the P1 Collateral Agent or any Senior Secured Party;

(h)

any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation, or arrangement of the Pledgor or by any defense which the Pledgor may have by reason of the order, decree, or decision of any court or administrative body resulting from any such proceeding. Notwithstanding the above, so long as any Senior Secured Obligation remains outstanding, the Pledgor shall not, without written consent of the P1 Collateral Agent, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Company;

(i)

any judicial or non-judicial foreclosure or sale of, or other election of remedies with respect to, any interest in other Collateral serving as security for all or any part of the Senior Secured Obligations, even though such foreclosure, sale, or election of remedies may impair the subrogation rights of either the Company or the Pledgor or may preclude the Company or the Pledgor from obtaining reimbursement, contribution, indemnification, or other recovery from the Company or any other Person and even though the Company or the Pledgor may not, as a result of such foreclosure, sale, or election of remedies, be liable for any deficiency;

(j)

any act or omission of the P1 Collateral Agent or any other Person that directly or indirectly results in or aids the discharge or release of the Pledgor or any part of the Senior Secured Obligations or any security or guarantee (including any letter of credit) for all or any part of the Senior Secured Obligations by operation of law or otherwise (other than the occurrence of the Discharge Date); or

(k)	any other circumstance that might otherwise constitute a defense available to, or discharge of, the Pledgor or any third party with respect to the payment in full of the Senior Secured Obligations.

Section 2.4    Excluded Swap Obligations

. Notwithstanding anything to the contrary in this Agreement, the Pledgor shall not be obligated to grant security in respect of an Excluded Swap Obligation.

Article III

    EVENTS OF DEFAULT

Section 3.1    Events of Default

. The occurrence and continuation of an Event of Default under and as defined in the Collateral and Intercreditor Agreement shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured or waived for the purposes of this Agreement when it has been cured or waived in accordance with the Collateral and Intercreditor Agreement and the applicable Senior Secured Credit Document.

Article IV

    REPRESENTATIONS AND WARRANTIES

Section 4.1    Representations and Warranties

. The Pledgor hereby represents and warrants as of the Closing Date to and in favor of the P1 Collateral Agent and the other Senior Secured Parties as follows:

(a)	it is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b)

it (i) has all requisite limited liability company power and authority to enter into and perform its obligations under this Agreement; and (ii) is duly qualified to do business and is in good standing in each jurisdiction where necessary in light of its business as now conducted and as proposed to be conducted; except, in the case of clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(c)

the execution, delivery, and performance by the Pledgor of this Agreement, as well as the consummation of the transactions contemplated herein, do not and will not (i) conflict with the Organic Documents of the Pledgor, (ii) result in a material breach of or material default under any contractual obligations binding or affecting the Pledgor or require any material consent or approval under any contractual obligations binding on or affecting the Pledgor other than any approvals or consents which have been obtained or made, or (iii) result in a material breach of, or constitute a default in any material respect under, any Government Rule;

(d)

no consent or authorization of, filing with, or other act by or in respect of any Person or Government Authority applicable to the Pledgor is required in connection with the execution, delivery, or performance by the Pledgor, or the validity or enforceability as to the Pledgor, of this Agreement, except (i) such consents or authorizations or filings or other acts have already been obtained or made and the filing of financing statements in the appropriate filing office with respect to the perfection of the security interest granted hereunder or (ii) except where failure to obtain such consents or authorizations or filings or other act by or in respect of any Person or Government Authority could not reasonably be expected to result in a Material Adverse Effect;

(e)

this Agreement has been duly executed and delivered by the Pledgor and is in full force and effect and constitutes a legal, valid, and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforcement may be limited (i) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting creditors’ rights generally and (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(f)

except in each case to the extent changed in accordance with Section 5.1(f), the exact legal name and jurisdiction of formation of the Pledgor is: Rio Grande LNG Holdings, LLC, a limited liability company organized under the laws of the State of Delaware, and the chief executive office of the Pledgor is 1000 Louisiana Street, 39th Floor, Houston, Texas 77002;

(g)

except as set forth on Schedule 4.1 or to the extent changed in accordance with Section 5.1(f), since its date of organization it has not (i) changed its location (as defined in Section 9-307 of the UCC), (ii) changed its legal name, or (iii) hereto before become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by another Person;

(h)

the Pledgor has not conducted nor is conducting any business or activities other than owning the Collateral and other business and activities contemplated by or otherwise in accordance with the Organic Documents of the Pledgor or the Senior Secured Credit Documents (in each case in the form as of the date this representation is made);

(i)	the Pledgor is not in default of its obligations under its Organic Documents;

(j)

there is no action, suit, or proceeding at law or in equity by or before any Government Authority, arbitral tribunal or other body now pending, or to the knowledge of the Pledgor, threatened, against or affecting the Pledgor or any of its property or the Collateral which could reasonably be expected to result in a Material Adverse Effect;

(k)

the Pledgor has filed, or caused to be filed, all tax and information returns that are required to have been filed by it in any jurisdiction, and has paid (prior to their delinquency dates) all Taxes shown to be due and payable on such returns and all other Taxes payable by it, to the extent the same have become due and payable, except to the extent there is a Contest thereof by the Pledgor or to the extent that the failure to file such returns or to pay such Taxes could not reasonably be expected to result in a Material Adverse Effect, and no tax Liens have been filed and no claims are being asserted with respect to any such Taxes, except any such tax Liens and claims that could not be reasonably expected to result in a Material Adverse Effect;

(l)

the Pledgor is not an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, or an “investment advisor” within the meaning of the Investment Company Act of 1940, as amended;

(m)

it is the lawful and beneficial owner of and has full right, title, and interest in, to and under all rights and interests comprising the Collateral, subject to no Liens (other than Permitted Equity Liens). The Pledged Equity Interests (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable, (iii) constitute 100% of the outstanding Equity Interests of the Company, (iv) constitute “securities” as such term is defined in Section 8-102(a) of the UCC, and (v) are not currently and, to the Pledgor’s knowledge, will not be, subject to any contractual restriction, defense offset or counterclaim, or any restriction under the Organic Documents of the Pledgor upon the transfer of the Equity Interests of the Company and, to the Pledgor’s knowledge, none of the foregoing has been asserted or alleged against the Pledgor by any Person;

(n)

it has not executed, has not authorized, and is not aware of, any effective UCC financing statement, security agreement, or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except (i) as may have been filed pursuant to this Agreement or the other Senior Secured Credit Documents and except as were filed in respect of indebtedness repaid on the date hereof and (ii) as are permitted pursuant to each Senior Secured Credit Document in effect as of the date hereof; and

(o)

the security interest granted to the P1 Collateral Agent (for the benefit of the Senior Secured Parties) pursuant to this Agreement in the Collateral constitutes a valid first-priority lien in the Collateral subject to Permitted Equity Liens and, with respect to any proceeds, subject to the limitations set forth in Section 9-315 of the UCC.

Article V

    COVENANTS OF THE PLEDGOR

Section 5.1    Covenants of the Pledgor

. The Pledgor hereby covenants and agrees for the benefit of the P1 Collateral Agent and the other Senior Secured Parties that, until the Discharge Date, the Pledgor shall comply with the covenants set forth below:

(a)

Defense of Collateral. The Pledgor shall defend its title to the Collateral and the interest of the P1 Collateral Agent (for the benefit of itself and the other Senior Secured Parties) in the Collateral pledged hereunder against the claims and demands of all other Persons (other than with respect to Permitted Equity Liens).

(b)	Limitation of Liens. The Pledgor shall not create, incur, assume, or suffer to exist any Lien upon any of the Collateral, whether now owned or hereafter acquired, except for Permitted Equity Liens.

(c)

Limitation on Sale of Collateral. The Pledgor shall not cause, suffer, or permit the sale, assignment, conveyance, pledge, or other transfer of all or any portion of the Pledgor’s Equity Interest in the Company or any other portion of the Collateral, subject to Permitted Equity Liens.

(d)

Continuing Pledge of Equity Interests. The Pledgor shall ensure at all times that 100% of the issued and outstanding Equity Interests of the Company is subject to the continuing security interest and Lien of the P1 Collateral Agent for the benefit of the Senior Secured Parties.

(e)

No Impairment of Security. The Pledgor shall not take any action, or fail to take any action, that would impair in any material respect the enforceability of the P1 Collateral Agent’s security interest in and Lien on any Collateral, subject to Permitted Equity Liens.

(f)

Name; Jurisdiction of Organization; Records. The Pledgor shall not change its legal name, its jurisdiction of organization, the location of its chief executive office or its organization identification number without written notice to the P1 Collateral Agent at least ten days prior to such change. In the event of such change, the Pledgor shall (at its expense) timely execute and deliver such instruments and documents, and make such filings or registrations, as may be reasonably requested by the P1 Collateral Agent or required by Government Rules to maintain the P1 Collateral Agent’s first priority perfected security interest in the Collateral subject to Permitted Equity Liens.

(g)

Amendments to Organic Documents. Except as expressly permitted by this Agreement or the other Senior Secured Credit Documents, the Pledgor shall not terminate, amend, supplement, modify, or cancel the Organic Documents of the Company in a manner that is in any material respect adverse to the interests of the Senior Secured Parties or the Pledgor’s ability to comply with this Agreement.

(h)	Perfection.

(i)

Whether with respect to the Collateral as of the date of this Agreement or any Collateral in which the Pledgor acquires rights in the future, the Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the P1 Collateral Agent may reasonably request in order to create, perfect, establish, and preserve the validity, perfection, and priority of the Liens granted by this Agreement in any and all of the Collateral, to protect the assignment and security interest granted or intended to be granted hereby, or to enable the P1 Collateral Agent to exercise and enforce its rights, powers, privileges, and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor shall: (i) if any Collateral is evidenced by a certificate, promissory note, or other instrument, deliver to the P1 Collateral Agent such certificate, note, or instrument duly endorsed and accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the P1 Collateral Agent; and (ii) authorize and execute such UCC financing statements or continuation statements, or amendments thereto, and such other instruments, endorsements, or notices, as may be reasonably necessary, or as the P1 Collateral Agent may reasonably request or as required by Government Rules, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

(ii)

The Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices identified in Schedule I, as the P1 Collateral Agent may reasonably determine are necessary or advisable to perfect the security interest granted to the P1 Collateral Agent, for the benefit of the Senior Secured Parties, herein. Such financing statements may describe the Collateral in the same manner or similar and consistent manner as described herein, as the P1 Collateral Agent may reasonably determine is necessary, advisable, or prudent to ensure the perfection of the security interest in the Collateral granted to the P1 Collateral Agent herein. The P1 Collateral Agent shall promptly deliver to the Pledgor copies of any such statement, document, or amendment; provided, that failure to deliver such copies shall not invalidate or otherwise affect any action taken by the P1 Collateral Agent.

(i)

Information Concerning Collateral. The Pledgor shall, promptly upon request and at its own expense, provide to the P1 Collateral Agent all information and evidence the P1 Collateral Agent may reasonably request concerning the Collateral to evidence the Pledgor’s compliance with the terms of this Agreement or to enable the P1 Collateral Agent to enforce the provisions of this Agreement.

(j)

Books and Records; Inspection. The Pledgor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the P1 Collateral Agent may reasonably request in order to reflect the security interests granted by this Agreement. The Pledgor shall permit representatives of the P1 Collateral Agent, upon reasonable notice, at any reasonable time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral; provided, that absent an Event of Default, such inspections shall be limited to two per Fiscal Year.

Article VI

    REMEDIES UPON AN EVENT OF DEFAULT

Section 6.1    Remedies Upon an Event of Default

. Subject to the terms of the Collateral and Intercreditor Agreement, during a Trigger Event Period, the P1 Collateral Agent shall have the right, but not the obligation, to do any of the following:

(a)

vote or exercise any and all of the Pledgor’s rights or powers incident to its ownership of the Pledged Equity Interests, including any rights or powers to manage or control the Company and receive dividends or distributions;

(b)	demand, sue for, collect, or receive any money or property at any time payable to or receivable by the Pledgor on account of or in exchange for all or any part of the Collateral;

(c)

cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any obligations or rights hereunder or included in the Collateral, including enforcement of any covenant or agreement contained herein, or to foreclose or enforce the security interest in all or any part of the Collateral granted herein, or to enforce any other legal or equitable right vested in it by this Agreement, the other Senior Secured Credit Documents, or by Government Rules, subject in each case, to the provisions and requirements thereof;

(d)	foreclose or enforce any other agreement or other instrument by or under or pursuant to which the Senior Secured Obligations are issued or secured;

(e)	amend, terminate, supplement, or modify all or any of the Company’s Organic Documents;

(f)

incur expenses, including attorneys’ fees, consultants’ fees, and other costs in connection with the exercise of any right or power under this Agreement or under any other Senior Secured Credit Document;

(g)	perform any obligation of the Pledgor hereunder;

(h)

secure the appointment of a receiver of the Collateral or any part thereof, whether incidental to a proposed sale of the Collateral or otherwise, and all disbursements made by such receiver and the expenses of such receivership shall be added to and be made a part of the Senior Secured Obligations, and, whether or not the principal sum of the Senior Secured Obligations, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Agreement;

(i)	transfer the Collateral, or any part thereof, to the name of the P1 Collateral Agent or to the name of any designee or nominee of the P1 Collateral Agent;

(j)

take any other lawful action that the P1 Collateral Agent deems necessary or reasonably appropriate to protect or realize upon its security interest in the Collateral or any part thereof, or exercise any other or additional rights or remedies granted to the P1 Collateral Agent under any other provision of this Agreement or any other Senior Secured Credit Document, or exercisable by a secured party under the UCC or under any other Government Rule and, without limiting the generality of the foregoing and without notice except as specified in Section 6.3, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the P1 Collateral Agent may deem commercially reasonable in accordance with the UCC and as permitted by Government Rules; or

(k)

appoint another Person (who may be an employee, officer, or other representative of the P1 Collateral Agent) to do any of the foregoing, or take any other action permitted hereunder, as agent for or representative of, and on behalf of, the P1 Collateral Agent.

Section 6.2    Minimum Notice Period

. If, pursuant to Government Rules, prior notice of any action described in Section 6.1 is required to be given to the Pledgor, the Pledgor hereby acknowledges and agrees that the minimum time required by such Government Rule, or if no minimum time is specified, ten days, shall be deemed a reasonable notice period under such Government Rule.

Section 6.3    Sale of Collateral

. In addition to exercising the foregoing rights, during a Trigger Event Period, the P1 Collateral Agent may, to the extent permitted by Government Rules, arrange for and conduct a sale of the Collateral at a public or private sale (as the P1 Collateral Agent may elect) which sale may be conducted by an employee or representative of the P1 Collateral Agent, and any such sale shall be conducted in a commercially reasonable manner. Any Senior Secured Party or anyone else may be the purchaser, lessee, assignee, or recipient of any or all of the Collateral so sold absolutely free from any claim or rights of whatsoever kind, including any right or equity of redemption (statutory or otherwise) by the Pledgor, any such demand, claim, right, or equity being hereby expressly waived or released. The P1 Collateral Agent, its nominees, designees, and agents may execute, in connection with any sale, lease, assignment, pledge, or other disposition of the Collateral, any endorsements, assignments, bills of sale, or other instruments of conveyance or transfer with respect to the Collateral. The P1 Collateral Agent agrees to provide at least ten days’ prior written notice to the Pledgor specifying the time and place of any public sale or the time after which any private sale is to be made and the Pledgor agrees that such ten days’ notice shall constitute reasonable notification. The P1 Collateral Agent may release, temporarily or otherwise, to the Pledgor any item of the Collateral of which the P1 Collateral Agent has taken possession pursuant to any right granted to the P1 Collateral Agent by this Agreement without waiving any rights granted to the P1 Collateral Agent under this Agreement or the other Senior Secured Credit Documents or any other agreement related hereto or thereto. The Pledgor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. The Pledgor also waives its right to challenge the reasonableness of any disclaimer of warranties, title, and the like made by the P1 Collateral Agent in connection with a sale of the Collateral. Each successor of the Pledgor under the Senior Secured Credit Documents shall be deemed to have agreed, by virtue of its succession thereto, that it shall be bound by the above waiver, to the same extent as if such successor gave such waiver itself. The Pledgor also hereby waives, to the full extent it may lawfully do so, the benefit of all Government Rules providing for rights of appraisal, valuation, stay, or extension or of redemption after foreclosure now or hereafter in force. If the P1 Collateral Agent sells any of the Collateral upon credit, the Pledgor will be credited only with payments actually made by the purchaser and received by the P1 Collateral Agent (and only those in excess of the amounts required to pay the Senior Secured Obligations in full). In the event the purchaser fails to pay for the Collateral, the P1 Collateral Agent may resell the Collateral and the Pledgor shall be credited with the proceeds of any such sales or resales only in excess of the amounts required to pay the Senior Secured Obligations in full. In the event the P1 Collateral Agent bids at any foreclosure or trustee’s sale or at any private sale permitted by Government Rules and this Agreement or any other Senior Secured Credit Document, the P1 Collateral Agent may bid all or less than the amount of the Senior Secured Obligations. The P1 Collateral Agent shall not be obligated to make any sale of the Collateral regardless of whether or not notice of sale has been given. The P1 Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor further acknowledges and agrees that any offer to sell any part of the Collateral that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation or (ii) made privately in the manner described herein to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the UCC.

Section 6.4    Actions Taken by the P1 Collateral Agent

. Any action or proceeding to enforce this Agreement may be taken by the P1 Collateral Agent either in the Pledgor’s name or in the P1 Collateral Agent’s name, as the P1 Collateral Agent may deem necessary.

Section 6.5    Private Sales

. The P1 Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale made in good faith by the P1 Collateral Agent pursuant to this Article VI conducted in accordance with the requirements of Government Rules. The Pledgor hereby waives any claims against the P1 Collateral Agent and the Senior Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Senior Secured Obligations, even if the P1 Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree; provided, that such private sale is conducted in accordance with any applicable requirements of Government Rules.

Section 6.6    Compliance With Limitations and Restrictions

. The Pledgor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the P1 Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as the P1 Collateral Agent may be advised by counsel is necessary or advisable in order to avoid any violation of Government Rules, or in order to obtain any required approval of the sale or of the purchaser by any Government Authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the P1 Collateral Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Section 6.7    No Impairment of Remedies

. If, in the exercise of any of its rights and remedies under this Agreement, the P1 Collateral Agent forfeits any of its rights or remedies, including any right to enter a deficiency judgment against the Pledgor or any other Person, whether because of any Government Rule pertaining to “election of remedies” or otherwise, the Pledgor hereby consents to such action by the P1 Collateral Agent and, to the extent permitted by Government Rules, waives any claim based upon such action, even if such action by the P1 Collateral Agent would result in a full or partial loss of any rights of subrogation, indemnification, or reimbursement that the Pledgor might otherwise have had but for such action by the P1 Collateral Agent or the terms herein. Any election of remedies that results in the denial or impairment of the right of the P1 Collateral Agent to seek a deficiency judgment against any of the parties to any of the Senior Secured Credit Documents shall not, to the extent permitted by Government Rules, impair the Pledgor’s obligations hereunder.

Article VII

    FURTHER ASSURANCES

Section 7.1    Attorney-in-Fact

.

(a)

The Pledgor hereby constitutes and appoints the P1 Collateral Agent, acting for and on behalf of itself and the other Senior Secured Parties, the true and lawful attorney-in-fact of the Pledgor, with full power and authority in the place and stead of the Pledgor and in the name of the Pledgor, the P1 Collateral Agent or otherwise, to enforce all rights, interests and remedies of the Pledgor with respect to the Collateral or enforce all rights, interests and remedies of the P1 Collateral Agent under this Agreement (including the rights set forth in Article VI); provided, that the P1 Collateral Agent shall not exercise any of the aforementioned rights unless an Event of Default has occurred and is continuing and has not been waived or cured in accordance with the applicable Senior Secured Credit Documents. This power of attorney is a power coupled with an interest and shall be irrevocable until the Discharge Date; provided, that nothing in this Agreement shall prevent the Pledgor from, prior to the exercise by the P1 Collateral Agent of any of the aforementioned rights, undertaking the Pledgor’s operations in the ordinary course of business with respect to the Collateral, in accordance with the Senior Secured Credit Documents.

(b)

In addition to the provisions of Section 7.1(a), if the Pledgor fails to perform any agreement or obligation contained herein to protect or preserve the Collateral, and such failure continues for ten days following delivery of written notice by the P1 Collateral Agent to the Pledgor, the P1 Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the P1 Collateral Agent incurred in connection therewith shall be payable by the Pledgor and shall be secured by the Collateral.

Section 7.2    Delivery of Collateral; Proxy

. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the P1 Collateral Agent pursuant hereto. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably acceptable to the P1 Collateral Agent. The P1 Collateral Agent shall have the right, at any time in its discretion and without prior notice to the Pledgor, following the occurrence and during the continuation of an Event of Default, to transfer to or to register in the name of the P1 Collateral Agent or any of its designees or nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations. In furtherance of the foregoing, the Pledgor shall further execute and deliver to the P1 Collateral Agent a proxy in the form of Exhibit A and an irrevocable power in the form of Exhibit B with respect to the ownership interests of the Company owned by the Pledgor.

Section 7.3    Waiver of Transfer Restrictions

. Notwithstanding anything to the contrary contained in the Company’s Organic Documents, the Pledgor hereby waives any requirement contained in the Company’s Organic Documents that it consents to a transfer of any Equity Interest in the Company in connection with a foreclosure on such Equity Interest under this Agreement and the Senior Secured Credit Documents during a Trigger Event Period.

Section 7.4    Foreclosure

. The Pledgor agrees that during a Trigger Event Period, the P1 Collateral Agent may elect to non-judicially or judicially foreclose against any personal property security it holds for the Senior Secured Obligations or any part thereof, or to exercise any other remedy against the Company or any other Person, any security or any guarantor, even if the effect of that action is to deprive the Pledgor of the right to collect reimbursement from the Company or any other Person for any sums paid by the Pledgor to the P1 Collateral Agent or any other Senior Secured Party.

Section 7.5    Waiver of Rights of Subrogation

. Until the Discharge Date, (a) the Pledgor shall not exercise any right of subrogation and shall not enforce any remedy that the Senior Secured Parties now have or may hereafter have against the Company, and waives the benefit of, and all rights to participate in, any security now or hereafter held by the P1 Collateral Agent or any Senior Secured Party from the Company and (b) the Pledgor agrees not to exercise any claim, right, or remedy that the Pledgor may now have or hereafter acquire against the Company that arises hereunder and/or from the performance by the Pledgor hereunder, including any claim, remedy, or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of the Senior Secured Parties against the Company, or any security that the Senior Secured Parties now have or hereafter acquire, whether or not such claim, right, or remedy arises in equity, under contract, by statute, under common law, or otherwise. Any amount paid to the Pledgor on account of any such subrogation rights prior to the Discharge Date shall be held in trust for the benefit of the P1 Collateral Agent and shall immediately thereafter be paid to the P1 Collateral Agent, for the benefit of the Senior Secured Parties.

Section 7.6    Application of Proceeds

. During a Trigger Event Period, the proceeds of any sale of or other realization upon all or any part of the Collateral shall be applied in accordance with Article 9 (Application of Collateral Proceeds) of the Collateral and Intercreditor Agreement.

Section 7.7    Limitation on Duty of the P1 Collateral Agent with Respect to the Collateral

. The powers conferred on the P1 Collateral Agent hereunder are solely to protect its interest and the interests of the Senior Secured Parties in the Collateral and shall not impose any duty or obligation on the P1 Collateral Agent or any of its designated agents to exercise any such powers. Except for (a) the safe custody of any Collateral in its possession, (b) the accounting for monies actually received by it hereunder, (c) the exercise of reasonable care in the custody and preservation of the Collateral in its possession, and (d) any duty expressly imposed on the P1 Collateral Agent by Government Rules with respect to any Collateral that has not been waived hereunder, the P1 Collateral Agent shall have no duty or obligation with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against the P1 Collateral Agent. The P1 Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which the P1 Collateral Agent accords its own property.

Section 7.8    Termination/Release of Security Interest

. Upon the Discharge Date, this Agreement and the security interests and all other rights granted hereby shall automatically and without any further action being required of any party hereto terminate and all rights to the Collateral shall immediately revert to the Pledgor. Upon the Discharge Date, the P1 Collateral Agent shall, at the Pledgor’s request, promptly return all certificates and other instruments previously delivered to the P1 Collateral Agent representing the Pledged Equity Interests or any other Collateral and shall execute and deliver to the Pledgor (at the Pledgor’s cost and expense) such UCC-3 termination statements, and such other documents as the Pledgor may reasonably request, to evidence such termination and to release all security interests on the Collateral.

Article VIII

    MISCELLANEOUS

Section 8.1    Amendments, Etc

No amendment, termination, or waiver of any provision of this Agreement and no consent to any departure by the Pledgor shall be effective unless in writing signed by the P1 Collateral Agent (acting in accordance with the Collateral and Intercreditor Agreement) and, in the case of an amendment, the P1 Collateral Agent (acting in accordance with the Collateral and Intercreditor Agreement) and the Pledgor and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.2    Applicable Law; Jurisdiction; Etc.

(a)	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

(b)

SUBMISSION TO JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SENIOR SECURED CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER SENIOR SECURED CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SENIOR SECURED CREDIT DOCUMENT AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION IF APPLICABLE LAW DOES NOT PERMIT A CLAIM, ACTION, OR PROCEEDING REFERRED TO IN THE FIRST SENTENCE OF THIS SECTION 8.2(b) TO BE FILED, HEARD, OR DETERMINED IN OR BY THE COURTS SPECIFIED THEREIN.

(c)

WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SENIOR SECURED CREDIT DOCUMENT IN ANY COURT REFERRED TO IN SECTION 8.2(b). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER SENIOR SECURED CREDIT DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SENIOR SECURED CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.2(d).

Section 8.3    Counterparts; Effectiveness

. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by each of the parties hereto and when the P1 Collateral Agent has received counterparts hereof that, when taken together, bear the signature of each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by electronic mail or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission (including in PDF format) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the electronic records, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Government Rule, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 8.4    Delay Not Waiver; Separate Causes of Action; Cumulative Remedies

. No delay or omission to exercise any right, power, or remedy accruing to the P1 Collateral Agent upon the occurrence of any Event of Default shall impair any such right, power, or remedy of the P1 Collateral Agent, nor shall it be construed to be a waiver of any such Event of Default, or an acquiescence therein, or of any other breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Agreement or any other Senior Secured Credit Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of the P1 Collateral Agent of any breach or default under this Agreement, or any waiver on the part of the Senior Secured Parties or the P1 Collateral Agent of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. Each and every default by the Pledgor hereunder (in payment or otherwise) shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises. The rights, remedies, powers, and privileges herein provided, and provided under each other Senior Secured Credit Document, are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

Section 8.5    Entire Agreement

. This Agreement, the other Senior Secured Credit Documents, and any agreement, document, or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof.

Section 8.6    Expenses

. The Pledgor agrees to pay all documented out-of-pocket expenses incurred by the P1 Collateral Agent (including the documented out-of-pocket fees, expenses, and disbursements of one counsel and if required, one local counsel) incident to its enforcement, exercise, protection, or preservation of any of its rights, remedies, or claims (or the rights or claims of any Senior Secured Party) under, and as permitted pursuant to the terms and conditions of, this Agreement.

Section 8.7    Notices and Communications

.

(a)

All notices and other communications provided under this Agreement shall be in writing and addressed, delivered, or transmitted at the addressee’s address set forth on Schedule III or, in each case, at such other address as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by electronic mail, shall be deemed given when confirmation of transmission thereof is received by the transmitter.

(b)

The Pledgor may provide all information, documents, and other materials that it is obligated to furnish hereunder by transmitting such information, documents, and other materials in an electronic/soft medium that is properly identified in a format acceptable to the recipient to an electronic mail address set forth on Schedule III or at such other electronic mail address as may be designated by any such party in a notice to the other parties. Any such communication, if transmitted by electronic mail, shall be deemed given when confirmation of transmission thereof is received by the transmitter.

Section 8.8    Benefits of Agreement

. Nothing in this Agreement or any other Senior Secured Credit Document, express or implied, shall give to any Person, other than the parties hereto and the Senior Secured Parties, and each of their successors and permitted assigns under this Agreement and the other Senior Secured Credit Documents, any benefit or any legal or equitable right or remedy under this Agreement.

Section 8.9    Notice of Collateral and Intercreditor Agreement

. Notwithstanding anything herein to the contrary, the lien and security interest granted to the P1 Collateral Agent, for the benefit of the Senior Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the P1 Collateral Agent for the benefit of the Senior Secured Parties hereunder are subject to the provisions of the Collateral and Intercreditor Agreement. In the event of any conflict between the terms of the Collateral and Intercreditor Agreement and this Agreement (other than with respect to terms regarding creation and perfection of Liens), the terms of the Collateral and Intercreditor Agreement shall govern and control.

Section 8.10    Severability

. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.11    Successions and Assignments

. This Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the Discharge Date and as otherwise provided in Section 8.12; (b) be binding upon the Pledgor and its successors and assigns; and (c) inure, together with the rights and remedies of the P1 Collateral Agent, to the benefit of the P1 Collateral Agent, the other Senior Secured Parties, and their respective successors and permitted assigns. The release of the security interest in any of the Collateral, the taking or acceptance of additional security, or the resort by the P1 Collateral Agent or any other Senior Secured Party to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the Indebtedness secured hereby, except for release of the Collateral upon the Discharge Date. The Pledgor is not entitled to assign its obligations hereunder to any other Person without the prior written consent of the P1 Collateral Agent, and any purported assignment in violation of this provision shall be void.

Section 8.12    Survival of Provisions

. Notwithstanding anything in this Agreement to the contrary, Section 8.2, Section 8.6, Section 8.9, this Section 8.12, Section 8.13 Section 8.13, Section 8.14, and Section 8.15 shall survive any termination of this Agreement.

Section 8.13    Waiver of Litigation Payments

. To the extent that the Pledgor may, in any action, suit or proceeding brought in any of the courts referred to in Section 8.2 or elsewhere arising out of or in connection with this Agreement or any other Senior Secured Credit Document to which it is a party, be entitled to the benefit of any provision of Government Rules requiring the P1 Collateral Agent or any Senior Secured Party in such action, suit or proceeding to post security for the costs of the Pledgor or to post a bond or to take similar action, the Pledgor hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the laws of New York or, as the case may be, the jurisdiction in which such court is located.

Section 8.14    Reinstatement

. This Agreement and the Senior Secured Obligations shall automatically be reinstated if and to the extent that for any reason any payment and performance of the Senior Secured Obligations is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to the Pledgor, the Company, or any other Person or as a result of any settlement or compromise with any Person (including the Pledgor) in respect of such payment, and the Pledgor shall pay the P1 Collateral Agent and the other Senior Secured Parties on demand all of their reasonable costs and expenses (including reasonable fees, expenses and disbursements of one New York counsel and if required, one Texas counsel) incurred by such parties in connection with such rescission or restoration.

Section 8.15    No Recourse

. The obligations of the Company under each Transaction Document to which it is a party, and any certificate, notice, instrument, or document delivered pursuant thereto, are obligations solely of the Company and do not constitute a debt or obligation of (and no recourse shall be made with respect to) the Non‑Recourse Parties. No action under or in connection with this Agreement shall be brought against any Non‑Recourse Party, and no judgment for any deficiency upon the obligations hereunder shall be obtainable by the P1 Collateral Agent against any Non‑Recourse Party. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained in this Section 8.15 shall in any manner or way (a) restrict the remedies available to the P1 Collateral Agent to realize upon the Collateral, or constitute or be deemed to be a release of the obligations secured by (or impair the enforceability of) the Liens and the security interests and possessory rights created by or arising from this Agreement or (b) release, or be deemed to release, any Non‑Recourse Party from liability for its own willful misrepresentation, fraudulent actions, gross negligence, or willful misconduct or from any of its obligations or liabilities under any P1 Collateral Document to which such Non‑Recourse Party is a party. The limitations on recourse set forth in this Section 8.15 shall survive the Discharge Date.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

RIO GRANDE LNG HOLDINGS, LLC, as the Pledgor

By: /s/ Brent Wahl
Name: Brent Wahl
Title: Chief Financial Officer

MIZUHO BANK (USA), as P1 Collateral Agent

By: /s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

EXHIBIT A
IRREVOCABLE PROXY

The undersigned hereby appoints __________, not in its individual capacity but solely as collateral agent (the “P1 Collateral Agent”) under that certain Pledge Agreement, dated as of July 12, 2023 (the “Pledge Agreement”), by and between Rio Grande LNG Holdings, LLC (the “Pledgor”) and the P1 Collateral Agent, as proxy with full power of substitution, and hereby authorizes the P1 Collateral Agent to represent and vote all of the Pledgor’s membership interests of Rio Grande LNG, LLC, a limited liability company organized under the laws of the State of Texas, owned by the undersigned on the date of exercise hereof, during a Trigger Event Period, at any meeting or at any other time chosen by the P1 Collateral Agent in its sole discretion and in accordance with the terms and conditions of the Pledge Agreement.

Date: _______________

By: RIO GRANDE LNG HOLDINGS, LLC

By:         ________________________
Name:
Title:

EXHIBIT B
TRANSFER DOCUMENT

Rio Grande LNG Holdings, LLC

FOR VALUE RECEIVED, RIO GRANDE LNG HOLDINGS, LLC (the “Pledgor”), hereby sells, assigns, and transfers unto _________ (the “Transferee”), all of its ownership interests in RIO GRANDE LNG, LLC, a limited liability company organized under the laws of the State of Texas, standing in its name on the books of the Pledgor, represented by Certificate No. __, and irrevocably appoints the Transferee as attorney to transfer the ownership interests with full power of substitution in the premises.

Date: _______________

By: RIO GRANDE LNG HOLDINGS, LLC

By:         ________________________
Name:
Title:

In the presence of:

_____________________

SCHEDULE I
SECURITY FILINGS

A.         UCC-1 financing statement naming the Pledgor as debtor and the P1 Collateral Agent as the secured party, against the Pledged Equity Interests of the Pledgor in the Company and the other Collateral referred to, and as defined in, this Agreement, to be filed with the Secretary of State of the State of Delaware.

SCHEDULE II
DESCRIPTION OF PLEDGED EQUITY INTERESTS

Description:
● 100% of the membership interests of Rio Grande LNG, LLC, represented by Certificate No. 1

SCHEDULE III
ADDRESS FOR NOTICES

If to the Pledgor:

Rio Grande LNG Holdings, LLC

1000 Louisiana Street, 39th Floor

Houston, Texas 77002

United States of America

Attention: Graham A. McArthur, Senior Vice President, Treasurer

Email: [***]

With a copy (which shall not constitute notice) to:

Rio Grande LNG, LLC

1000 Louisiana Street, 39th Floor

Houston, Texas 77002

United States of America

Attention: General Counsel

Email: [***]

If to the P1 Collateral Agent:

Mizuho Bank (USA)

1271 Avenue of the Americas

Attn: Edward Schmidt / Peter Li

Tel: [***] / [***]

Email: [***]/ [***]

SCHEDULE 4.1
PLEDGOR’S PRIOR LOCATIONS AND LEGAL NAMES

None.